AMENDMENT NO. 2 TO THE
SHARE PURCHASE AGREEMENT
THIS AMENDMENT is made as of February 9, 2023,
BETWEEN:
EMERALD HEALTH THERAPEUTICS, INC., a corporation incorporated under the Business Corporations Act (British Columbia),
("EHT")
- and -
C3 SOUVENIR HOLDING INC., a corporation incorporated under the Canada Business Corporations Act,
("Purchaser")
- and -
VERDÉLITE SCIENCES, INC., a corporation incorporated under the Canada Business Corporations Act,
("Corporation")
- and -
C3 CENTRE HOLDING INC., a corporation incorporated under the Canada Business Corporations Act,
("C3" and together with EHT, Purchaser and Corporation, the "Parties" and each a "Party")
WHEREAS:
(a)the Parties entered into a share purchase agreement dated November 8, 2022 (the "Share Purchase Agreement");
(b)the Parties entered into an Amendment No. 1 to the Share Purchase Agreement dated January 26, 2023; and
(c)the Parties wish to further amend the Share Purchase Agreement as of and from the date hereof;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each Party), the Parties agree as follows:

ARTICLE 1
INTERPRETATION
Section 1.1Definitions
In this amendment (the "Amendment"), all defined terms shall have the meanings ascribed thereto in the Share Purchase Agreement, unless otherwise defined herein.
Section 1.2Inconsistencies
The Share Purchase Agreement, all amendments and supplements thereto and any other document delivered in connection therewith are to be complied with in all respects by the Parties except to the extent that there is any express inconsistency between the provisions of this Amendment and the provisions contained in the Share Purchase Agreement (as amended from time to time) in which case, the provisions of this Amendment shall prevail.
ARTICLE 2
AMENDMENTS TO SHARE PURCHASE AGREEMENT PROVISIONS
Section 2.1Amendment to Section 2.1
Section 2.1 of the Share Purchase Agreement is hereby amended by adding the following at the end of such section:
At Closing, the share certificates representing the Purchased Shares will be held by counsel to the Vendor as security for payment of the Promissory Note pursuant to the terms of the Share Pledge Agreement.
Section 2.2Amendment to Section 2.4(b)
Section 2.4(b) of the Share Purchase Agreement is hereby deleted in its entirety and replaced by the following:
(b)seven million seven hundred ten thousand dollars (CDN$7,710,000) (the "First Instalment"), satisfied by delivery on the Closing Date of a non-interest bearing promissory note issued by the Purchaser in favour of the Vendor, in the form agreed to by the Parties, acting reasonably (the "Promissory Note").
Section 2.3Amendment to Section 6.2.9
Section 6.2.9(a) and (b) of the Share Purchase Agreement are hereby deleted in their entirety and replaced by the following:
(c)the Share Pledge Agreement, duly executed by the Vendor;
(d)[reserved];
Section 2.4Amendments to Sections 6.3.5(a) and (b)
Sections 6.3.5(a) and (b) of the Share Purchase Agreement are hereby deleted in their entirety and replaced by the following:

(e)the Promissory Note, as contemplated in Section 2.4(b), duly executed by the Purchaser;
(f)the Share Pledge Agreement, duly executed by the Purchaser;
Section 2.5Amendments to Schedule 1.1
Schedule 1.1 of the Share Purchase Agreement is amended by adding the following definitions:
    "Promissory Note" has the meaning set forth in Section 2.4(b);

    …
"Share Pledge Agreement" means the share pledge agreement to be dated effective the Closing Date, among the Vendor and the Purchaser in form reasonably satisfactory to the Vendor and the Purchaser, pursuant to which Vendor's counsel will hold the share certificates representing the Purchased Shares, duly endorsed for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed in blank, in either case by the holders of record, in accordance with the terms of the Share Pledge Agreement.
Section 2.6Effect of Amendment
Except with respect to the modifications expressly implemented in accordance herewith, the content of this Amendment shall not in any way be interpreted as modifying the terms and conditions of the Share Purchase Agreement and it contains no other modification, whether implicit or ancillary and no other change in any other respect; the Share Purchase Agreement remains in effect unchanged in accordance with its terms and conditions.
ARTICLE 3
GENERAL
Section 3.1Further Assurances
Each of the Parties hereto will make, do and execute, or cause to be made, done, and executed, any such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence the full intent and meaning of this Amendment.
Section 3.2No Waiver
Failure of a Party hereto to insist upon the strict performance of any term or condition of this Amendment or to exercise any right, remedy or recourse hereunder shall not be construed as a waiver or relinquishment of any such term and condition.
Section 3.3Successors, Assigns and Assignment
This Amendment will enure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties hereto. This Amendment may not be assigned by any Party other than in compliance with and concurrently with the Share Purchase Agreement.
Section 3.4Amendments and Waivers
No amendment of this Amendment or further amendment to the Share Purchase Agreement shall be valid or binding unless set forth in writing and duly executed by each of the Parties. No waiver of any breach of any provision of this Amendment shall be effective or binding unless made in writing and signed by the Party purporting to give same and, unless otherwise provided, will be limited to the specific breach waived.
Section 3.5Governing Law
This Amendment shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the Province of British Columbia and the laws of Canada in force in such Province (excluding any rule or principle of the conflict of laws which might refer such construction or interpretation to the laws of another jurisdiction). Each Party irrevocably submits to the nonexclusive jurisdiction of the courts of Québec, judicial district of Montréal, with respect to any matter arising hereunder or related hereto.
Section 3.6Severability
If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule or Law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 3.7Counterparts, Execution
This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Amendment, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
* * * * * * *

IN WITNESS WHEREOF the Parties have executed this Amendment on the date first written above.

EMERALD HEALTH THERAPEUTICS, INC.
By:	/s/ Punit Dhillon
Authorized Signing Officer

C3 SOUVENIR HOLDING INC.
By:	/s/ Jonathan Morrison
Jonathan Morrison Authorized Signing Officer

VERDÉLITE SCIENCES, INC.
By:	/s/ Punit Dhillon
Authorized Signing Officer

C3 CENTRE HOLDING INC.
By:	/s/ Jonathan Morrison
Jonathan Morrison Authorized Signing Officer

[Signature Page to Amendment No. 2 to the Share Purchase Agreement]